SECURITIES AND EXCHANGE COMMISSION/ Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: October 1, 1998

                             Washington Mutual, Inc.
             (Exact Name of Registrant as specified in its charter)

         Washington                0-25188               91-1653725
(State or Other Jurisdiction (Commission File Number) IRS Identification No.
    of Incorporation)

                  1201 Third Avenue, Seattle, Washington 98101
                      Address of Principal Executive Office
                                  Postal Code

                                  206-461-2000
                Registrant's telephone number including area code


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Item 2.  Acquisition or Disposition of Assets.

     Pursuant to an Agreement and Plan of Merger dated as of March 16, 1998 between the Registrant and H. F. Ahmanson & Company ("Ahmanson"), Ahmanson merged with and into the Registrant as of the close of business on October 1, 1998 (the "Merger"). As consideration for the Merger, holders of Ahmanson common stock received in exchange for each share of Ahmanson common stock held the right to receive 1.68 shares of the Registrant's common stock, with cash being paid in lieu of fractional shares. As a result of the Merger, the Registrant issued approximately 205,661,951 shares of its common stock.

     Ahmanson, with consolidated assets of approximately $46.68 billion at December 31, 1997, is a residential real estate and consumer and business financial services company. Ahmanson's principal asset was the capital stock of Home Savings of America, FSB, a federally chartered savings bank ("Home Savings"), and a wholly owned subsidiary of Ahmanson. As of 11:00 p.m. on October 3, 1998, Home Savings was merged with and into Washington Mutual Bank, FA, a federally chartered savings association and wholly owned subsidiary of the Registrant. Home Savings conducted the majority of its retail banking operations in California. At December 31, 1997, Ahmanson had 370 branch offices located in three states and 126 loan offices in nine states.

Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements of business acquired.

     The financial statements required by this item are incorporated herein by reference to Item 1 of Ahmanson's Annual Report for the year ended December 31, 1997 on Form 10-K dated March 30, 1998 (File No. 1-8930). Pursuant to Item 7(a)(4) of Form 8-K, the financial statements for the nine months period ended on September 30, 1998 shall be filed by amendment within sixty (60) days of the date of this Current Report on Form 8-K.

     (b) Pro forma financial information.

     The pro forma financial information required by this item is incorporated herein by reference to pages 68 through 79, inclusive, of the Registrant's Registration Statement on Form S-4 as filed with the Commission on July 27, 1998 (Registration No. 333-52785). Pursuant to Item 7(b)(4) of Form 8-K, the pro forma financial information for the nine months period ended on September 30, 1998 will be filed by amendment within sixty (60) days of the date of this Current Report on Form 8-K.


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     (c) Exhibits

     Exhibit   No.  2.  Plan  of   Acquisition,   Reorganization,   Arrangement,
Liquidation or Succession.

     The exhibit  required by this item is  incorporated  herein by reference to
Exhibit 7(c).3 of the Registrant's Current Report on Form 8-K/A dated March 17, 1998 (File No. 0-25188).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WASHINGTON MUTUAL, INC.


Date:  October 9, 1998           By: /s/ Fay L. Chapman
                                 Fay L. Chapman
                                 Executive Vice President and General Counsel